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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                MARCH 14, 2001
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                      (Date of Earliest Event Reported)


                     VIDEO NETWORK COMMUNICATIONS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                000-22235                      52-1707962
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   (State of               (Commission                  (I.R.S. Employer
 Incorporation)            File Number)              Identification Number)

50 INTERNATIONAL DRIVE, PORTSMOUTH, NEW HAMPSHIRE                   03801
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  (Address of Principal Executive Offices)                        (Zip Code)

                                (603) 334-6700
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             (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

       Exhibit
        Number                          Description of Exhibit
       -------                          ----------------------
         99.1           Press release issued by Video Network Communications,
                        Inc., dated March 14, 2001, announcing financial
                        results for the fourth quarter and fiscal year ended
                        December 31, 2000.

ITEM 9.       REGULATION FD DISCLOSURE

     On March 14, 2001, Video Network Communications, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2000. A copy of the Company's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.


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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             VIDEO NETWORK COMMUNICATIONS, INC.



Date:  March 14, 2001        By:  /s/ Robert H. Emery
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                                 Robert H. Emery
                                 Chief Financial Officer, Vice President of
                                 Administration and Secretary

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                                EXHIBIT INDEX

       Exhibit
        Number                          Description of Exhibit
       -------                          ----------------------
         99.1           Press release issued by Video Network Communications,
                        Inc., dated March 14, 2001, announcing financial
                        results for the fourth quarter and fiscal year ended
                        December 31, 2000.